                                                                   EXHIBIT 10.23

                                                 Guy Carpenter & Company, Inc.
GUY CARPENTER                                    Centennial Lakes, Suite 400
                                                 3600 Minnesota Drive
                                                 Edina, MN  55435
                                                 952 920 3300  Fax 952 920 9382

Cover Note

                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

COMPANY:

         Direct General Group
         Rock Hill, South Carolina
         including Direct Insurance Company, Direct General Insurance Company, Direct General Insurance Company of Louisiana, Direct General Insurance Company of Mississippi, and/or any other companies that are now or may hereafter become members of the Direct General Group (hereinafter referred to collectively as the "Company").

TYPE:

         Private Passenger Automobile Quota Share

COVER:

         A. Subject to the limits hereof, the Company will cede, and the Reinsurer will accept as reinsurance, the percentage share set forth below (the "Quota Share Percentage") of the Company's Loss arising from its Net Retained Liability for all business reinsured hereunder:

                  1.       As respects Direct General Insurance Company, 20%;

                  2.       As respects Direct Insurance Company, 20%;

                  3. As respects Direct General Insurance Company of Mississippi, 20%;

                  4. As respects Direct General Insurance Company of Louisiana, 20%.

                  The Company shall have the option to adjust the Quota Share Percentage as respects each individually named reinsured company hereunder, effective on the first day of any calendar quarter, by giving the Reinsurer notice on or before the first day of such calendar quarter. The Company shall have the option to adjust the Quota Share Percentage, as respects each individually named reinsured company, to any percentage from 0% through 40%; however, the total cession shall not be less than 10%, nor shall it exceed 30%, for all named reinsured companies combined, as respects Policies with new or renewal Policy periods effective during any one Contract Year.

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GUY CARPENTER                              Page: 2 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

         B. The ceded premium for the treaty year shall not be less than $50,000,000.

         C. In the event the Incurred Loss Ratio exceeds the Loss Corridor, Reinsurer may elect to have the Company recalculate the Incurred Loss Ratio based upon subject business as defined by the following parameters, in the order indicated below:

                  1. The Loss Ratio will be calculated as though the cession were made evenly throughout the year.

                  2. The Loss Ratio will be calculated as though the cessions were made evenly among named reinsured member companies of the Direct General Group (Direct Insurance Company, Direct General Insurance Company, Direct General Insurance Company of Mississippi and Direct General Insurance Company of Louisiana).

                  3. The maximum ceded premium from the state of Florida will be 55% of the overall cession.

EFFECTIVE:

         To take effect 12:01 a.m. (Central Standard Time), January 1, 2004, and shall continue in force until terminated as per the Cancellation Article.

ACCOUNT BASIS:

         Underwriting Year.

CANCELLATION:

         In the event this Agreement is terminated under Paragraphs A, B or C (below), the Company will have the sole option to elect termination on either a run-off or cut-off basis. In the event cut-off of the in-force business is elected, Reinsurer shall return the unearned Ceded Premium, net of Ceding Commission, minus the net unpaid Ceded Premium and it shall not be liable for losses occurring after the effective date of cancellation.

         A. This Agreement may be terminated by either party at 12:01 a.m., Central Standard Time, on January 1, 2005, or any January 1 thereafter by giving to the other party not less than Ninety (90) days notice by certified or registered mail, return receipt requested.

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GUY CARPENTER                              Page: 3 of 45
                                           File #:8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

         B. This Agreement may be terminated by the Reinsurer at 12:01 a.m., Central Standard Time, on July 1, 2004, or any July 1 thereafter by giving to the Company not less than Thirty (30) days notice by certified or registered mail, return receipt requested.

         C. Either party to this Agreement shall also have the right to cancel this Agreement immediately by giving written notice to the other party by certified or registered mail in the event that one party:

                  1. Has its financial condition impaired by a reduction of consolidated statutory policyholders surplus to a level below $40,000,000. Determination is made based upon the consolidated statutory policyholders surplus at the end of every calendar quarter.

                  2. Becomes insolvent, files a petition in bankruptcy, goes into liquidation, enters voluntary supervision, enters rehabilitation or has a receiver appointed. The party shall immediately notify the other party of any regulatory involvement.

                  3. The Company's Risk Based Capital ratio is reduced below 250% on a consolidated basis, or any member Company's Risk Based Capital ratio is reduced below 200%. This calculation will be provided by the Company at the end of each calendar quarter.

                  4. If the Company files for overall countrywide rate changes (increases and decreases) which effect greater than a 5.0% weighted average rate reduction on the current Agreement Year without obtaining Reinsurer approval in advance at the quarterly actuarial meeting.

         Notwithstanding Articles A and B above, in the event the Company is more than 30 days delinquent with its monthly reports and/or remittances, the Reinsurer may tender written notice of cancellation. Following receipt of such notice, the Company will have 15 working days to bring the account current, otherwise this Agreement will be terminated on a cut-off basis, effective as of the date through which the most recent monthly report and remittance provided subject premium.

TERRITORY:

         This Agreement shall cover wherever the Company's original policies cover but is limited to Losses occurring on policies issued to insureds located in the United States of America and its territories and possessions.

GUY CARPENTER                              Page: 4 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

EXCLUSIONS:

         As attached.

PREMIUM CAP:

         A. As respects the first Agreement Year, the Company's Gross Net Written Premium for Policies subject to this Agreement shall not exceed the Premium Cap of $600,000,000 for all states.

                  If any Premium Cap is exceeded, or is projected by the Company to be exceeded, during the Agreement Year, Reinsurer will have the right to waive the Premium Cap, or to invoke the following option, within 30 days of the date which written notice is given to the Reinsurer that the Premium Cap is exceeded or projected to be exceeded:

                  Reduce the quota share percentage under this Agreement, as respects the business for which the Premium Cap was exceeded, to the proportion that the Quota Share ceded premium within the Premium Cap bears to the total Gross Net Written Premium under this Agreement.

                  Failure to make an election within 30 days will constitute waiver of the Premium Cap.

         B. Business from the state of Texas shall contribute no more than 12.5% of the overall cession, and business from the states of Virginia and Missouri combined shall contribute no more than 3.5% of the overall cession.

BUSINESS REINSURED:

         This Contract is to share with the Reinsurer the interests and liabilities of the Company's Loss and Loss Adjustment Expenses on its Net Retained Liability under all policies, endorsements, and/or other evidences of liability for Private Passenger Automobile Physical Damage and Liability business written or renewed by the Company, or on its behalf by State National Specialty Insurance Company of Fort Worth, Texas, or Old American County Mutual Insurance Company of Dallas, Texas, in the States of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, Missouri, North Carolina, South Carolina, Texas, Tennessee, and Virginia during the Agreement Year (hereinafter referred to as "policy(ies)"), subject to the terms and conditions herein contained.

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GUY CARPENTER                              Page: 5 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

LOSS LIMIT:

         For purposes of determining the liability of the Reinsurer, the limits of liability of the Company for Loss with respect to any one policy shall be deemed not to exceed the greater of the minimum statutory limits in the applicable state in which the Company is licensed, or the following:

Automobile Bodily Injury Liability                                             $10,000 per person/
                                                                               $20,000 per occurrence

        Property Damage Liability                                              $5,000 per occurrence

Uninsured/Underinsured Motorists                                               $10,000 per person/
     Bodily Injury Liability                                                   $20,000 per occurrence

Uninsured/Underinsured Motorists
     Property Damage Liability                                                 $5,000 per occurrence

Personal Injury Protection                                                     Statutory Coverages

Medical Payments                                                               $10,000 per person

         These limits of liability are further subject to the following maximum limits:

Automobile Physical Damage                                                     $75,000 each vehicle,
                                                                                        or so deemed

PROPERTY PER OCCURRENCE LIMITATION:

         The Company and the Reinsurer will share, on a pro rata basis, a gross maximum property loss of $2,000,000 per occurrence.

LOSS AND LOSS ADJUSTMENT EXPENSES:

         Subject to the terms and conditions of this Agreement, any Loss settlement made by the Company within the terms and conditions of the policy shall be unconditionally binding upon the Reinsurer in proportion to its participation, and the Reinsurer shall benefit proportionally in all salvages and recoveries.

         As an allowance for Loss Adjustment Expense (including declaratory judgment expenses), the Reinsurer shall be liable for an amount equal to 6% of the ceded Gross

GUY CARPENTER                              Page: 6 of 45
                                           File #:8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

         Net Earned Premium hereunder. The Reinsurer shall also reimburse the Company for a pro rata share of any outside legal expenses incurred, but the Reinsurer's liability for such expenses under this Agreement shall not exceed 2.5% of ceded Gross Net Earned Premium under the Agreement. Total allowance for Loss Adjustment Expense and outside legal expenses incurred will not exceed 8.5% of ceded Gross Net Earned Premium under the Agreement.

LOSS CORRIDOR:

         As respects policies attaching during the Agreement Year, the Company shall retain, under this Agreement, 100% of Losses Incurred above a Loss Ratio of 80.5%. The Company will remain liable for such Losses Incurred unless the Loss Ratio exceeds 89.5%, at which point the Reinsurer's liability will resume (based on its pro rata share) for any Losses Incurred in excess of an 89.5% Loss Ratio. Said additional retention is called the "Loss Corridor." The Loss Corridor is not subject to any effect from a deficit carryforward.

LOSS RATIO CAP:

         Reinsurers' liability for further Losses on the Agreement Year will cease in the event the Loss Ratio for the Agreement Year exceeds 120% that is, Reinsurers' aggregate limit of liability under this Contract after application of the Loss Corridor shall be an amount equal to 111% of the Ceded Gross Net Earned Premium of the Company after application of the Cessions Contract from policies attaching to that Agreement Year. The Company will retain all liability for further Losses beyond the 120% Loss Ratio Cap.

REINSURANCE PREMIUM:

         Company will pay Reinsurer the quota share percentage of the Gross Net Written Premium.

PROVISIONAL CEDING COMMISSION:

         Reinsurer will allow the Company a provisional ceding commission of 19.75% of the Ceded Gross Net Written Premium remitted to the Reinsurer as per item A.1. of the Accounts and Remittances Section. On all return premiums the Company will return the ceding commission to the Reinsurer.

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GUY CARPENTER                              Page: 7 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

SCOPE OF COMMISSIONS:

         It is expressly agreed that the ceding commission includes provision for all acquisition costs, administrative fees, and for all other expenses (other than the flat 6% charge and up to an additional 2.5% charge for outside legal expense relating to Loss Adjustment Expenses) of whatever nature.

ADJUSTMENT OF CEDING COMMISSION:

         The provisional ceding commission will be adjusted in accordance with the Companies Incurred Loss experience, in accordance with the schedule below:

                                                                INCURRED LOSS RATIO
                            CEDING COMMISSION                   (INCLUDING ALL LAE)            SLIDE
                            -----------------                   -------------------            -----
Minimum:                         15.75%             @                  80.5%                    1:1

Provisional:                     19.75%             @                  76.5%                    1:1

Maximum:                         29.75%             @                  66.5%

         The first calculation of the adjusted ceding commission will take place twelve (12) months after the close of the Agreement Year. The Company will provide the Reinsurer with a detailed report showing its adjustment calculation. In the event funds are due the Company, the Reinsurers will remit said funds to the Company when the Company agrees to commute the Agreement Year and accept a final commission adjustment calculation and remittance.

         Adjustments will continue to be made each January 1st thereafter until all Losses and Loss Adjustment Expenses for Agreement Year have been closed, at which time a final adjustment will be made.

ACCOUNTS AND REMITTANCES:

         A. Within 30 days following the end of each month, the Company shall render a net account to the Reinsurer, segregated by Agreement Year. Such account shall contain the following information, summarized by line of business:

                  1. Ceded Gross Net Earned Premium Income during the month; less,

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GUY CARPENTER                              Page: 8 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                  2. The provisional ceding commission rate (applied to Gross Net Earned Premium remitted) as provided for in this Agreement; less,

                  3. Loss and Loss Expenses paid on losses ascribed to the Agreement Year (net of Company's cumulative retention under the Loss Corridor for the Agreement Year, if any); plus,

                  4. Subrogation, salvage, or other recoveries on losses ascribed to the Agreement Year.

                  The Company's cumulative retention of Incurred (Paid) Losses under this Agreement shall equal (i) the quota share retention percentage of the inception-to-date accumulated Gross Net Earned Premium (GNEP) from policies attaching to the Agreement Year; plus (ii) the lesser of a) 9.0% of the inception-to-date accumulated ceded GNEP from policies attaching to the Agreement Year and b) the amount, if any, by which inception-to-date accumulated Incurred (Paid) Losses exceed 80.5% of the inception-to-date ceded GNEP from policies attaching to the Agreement Year; plus (iii) the amount, if any, by which inception-to-date accumulated Incurred (Paid) Losses, prior to the application of the Loss Corridor, exceed 120.0% of inception-to-date accumulated ceded GNEP from policies attaching to the Agreement Year prior to the application of the Loss Corridor.

                  Any balances (as calculated in Paragraphs A.1. through A.4. above) due to the Reinsurer shall be paid by the Company within 30 days following the end of the month. Any balances due to the Company shall be paid by the Reinsurer as soon as is reasonably practicable after receiving the monthly report, but not to exceed 30 days following receipt of the monthly report.

         B. Notwithstanding the above, in the event that the Reinsurer has its "Best's" rating lowered below "A-", the Company shall withhold from payment amounts due the Reinsurer hereunder, provided it establishes a Security Fund Agreement (the "Fund") for the payment and/or settlement of amounts due to and from the Reinsurer under this Contract. The Security Fund language is attached. This Fund will be established and the Reinsurer will be responsible for funding the cumulative positive balance for this Agreement Year plus any cumulative positive balances that may be calculated for prior Agreement Years, calculated as follows:

                  1. Cumulative Ceded Gross Net Earned Premium Income remitted to date for the Agreement Year(s); less

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GUY CARPENTER                              Page: 9 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                  2. The provisional ceding commission rate [as applied to Gross Net Earned Premium remitted to date] as provided for in the Agreement Year(s); less

                  3. The Reinsurers' Projected Margin for the Agreement Year(s); less

                  4. Cumulative Loss and Loss Expenses paid on losses ascribed to the Agreement Year(s) [net of Company's cumulative retention under the Loss Corridor and Loss Ratio Cap for the Agreement year(s)], if any; plus

                  5. Subrogation, salvage, or other recoveries on losses ascribed to the Agreement Year(s).

                  The Company shall be permitted to withdraw from the fund any such payable amounts.

                  In such event, in lieu of the provisions of paragraph A above, the Company shall remit to the Reinsurer only the Reinsurer's Margin, calculated as 3.75% of the Reinsurance Premium due, and the remaining Reinsurance Premium, net of ceding commission, loss and loss expenses paid on losses ascribed to the Agreement Year(s) [net of subrogation, salvage, or other recoveries on losses ascribed to the Agreement Year(s) and the Company's retention under the Loss Corridor and Loss Ratio Cap for the Agreement year(s), if any, shall be deposited in the Fund.

                  Thereafter, in lieu of the provisions of paragraph A above, the Company's monthly report shall show:

                  1. Ceded Gross Net Earned Premium Income during the month; less

                  2. The provisional ceding commission rate (applied to Gross Net Earned Premium remitted) as provided for in this Agreement; less,

                  3.       The Reinsurers' Margin of 3.75% of (1) above; less

                  4. Loss and Loss Expenses paid on losses ascribed to the Agreement year (net of Company's cumulative retention under Loss Corridor for the Agreement year, if any); plus,

                  5. Subrogation, salvage, or other recoveries on losses ascribed to the Agreement Year.

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GUY CARPENTER                              Page: 10 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                  If the net balance is positive, the Company shall deposit that amount in the Fund. The Company shall hold any amounts due the Reinsurer until such time that the Reinsurer's liability for losses ascribed to the Underwriting Year has been commuted, or all losses have been closed or settled for the Underwriting Year.

                  If said balance is negative, the Company shall withdraw such amount from the Fund. To the extent the Fund balance is less than the amount due, the Reinsurer shall remit the amount due promptly upon receipt and verification of the Company's report.

                  In the event that the "Best's" rating of the Reinsurer is raised to a level of "A-" or better, the provisions of paragraph A above shall apply to this Contract, in lieu of the provisions of this paragraph, and the Company shall immediately pay to the Reinsurer the current balance of the Fund and the Fund shall be terminated and all securities therein released to the Company.

         C. This account will also bear a notation advising of the Gross Net Written Premium, outstanding Loss and Loss Adjustment Expense reserve, summarized by line of business, and the unearned premium reserve at the end of the period, summarized by line of business, segregated by Agreement Year. Should Loss and Loss Adjustment Expense attributable to an ISO catastrophe(s) be involved, the account should bear a notation showing the ISO number(s) and the paid loss and outstanding loss applicable.

         D. Within 60 days following the end of each annual accounting period, the Company shall furnish to the Reinsurer any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.

OTHER REINSURANCE:

         The Company is permitted to carry an Excess Cessions reinsurance contract, as well as Excess Catastrophe reinsurance, that inures to the benefit of this Agreement.

WARRANTIES:

         A.       Company will provide quarterly loss ratio estimates.

         B. Inuring reinsurance purchases shall deduct the lesser of actual cost and 2% from Gross Net Written Premium.

GUY CARPENTER                              Page: 11 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

         C. The Company will not cede business written in states other than those listed in the BUSINESS REINSURED article.

DEFINITIONS:

         "Loss" shall mean amounts paid or payable by Company for indemnity under the policies reinsured under this Agreement.

         "Net Retained Liability" shall mean the Company's gross liability for Loss and Loss Adjustment Expense under the Policies, after application of any reinsurance which inures to the benefit of this Agreement.

         "Private Passenger Automobile Physical Damage and Liability Business" shall mean that business classified as private passenger automobile insurance, including liability, physical damage, uninsured/underinsured motorists and personal injury protection.

         "Gross Net Written Premium" shall mean the gross written premium income on subject business, without any reduction due to bad debts, less returns and cancellations and less written premium income paid for reinsurances, recoveries under which would inure to the benefit of the Agreement subject to the provisions of paragraph B of the WARRANTIES Article. Gross Net Written Premium income shall not include premium finance income, billing fees and policy fees, collected by the Company in connection with business covered hereunder, regardless of whether these fees are taxed as premium by the jurisdiction in question.

         "Gross Net Earned Premium" shall mean the earned portion of the ceded Gross Net Written Premium.

         "Loss Ratio" shall mean: (a) the Losses Incurred arising from Policies with effective or renewal dates during the Contract Year; divided by,
         (b) the Gross Net Earned Premium from policies with effective or renewal dates during the Contract Year.

         "Adjusted Loss Ratio" shall mean the Loss Ratio after application of the Loss Corridor and IBNR.

         "Losses Incurred" shall mean paid ceded Loss, Loss Adjustment Expense and outside legal expense, plus outstanding reserves under this Agreement.

         "IBNR" shall mean the amount added to Losses Incurred for purposes of determining the Adjusted Loss Ratio for the adjustment of ceding commission for each Contract Year. As respects each Contract Year, the IBNR factor for the first computation of

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GUY CARPENTER                              Page: 12 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

         adjusted commission for said Contract Year will be 6% of ceded Auto Liability Gross Net Earned Premium (excluding property damage) under this Contract. For the second computation, the IBNR factor will be reduced to 3% of said premium. IBNR will be eliminated for subsequent computations of adjusted commission for said Contract Year.

         "Agreement Year" shall mean the 12-month period beginning 12:01 a.m., Central Standard Time, January 1, 2004, and each subsequent 12-month period that this Contract remains in force shall be a separate Contract Year. In the event of termination, the final Contract Year shall be from the beginning of the then current Contract Year through the date of termination.

OTHER PROVISIONS:

         Reinsurers will be subject to the terms, rates, conditions, interpretations, waivers, modifications and alterations of Company's policies that are subject to this Contract.

         Original Conditions
         Currency

         Letters of Credit (applicable only to reinsurers not qualifying for credit for reinsurance by Company) for ceded UEP and outstanding Loss plus IBNR. Reinsurer to agree to IBNR calculation, such Agreement not to be unreasonably withheld.

         Taxes  (Attached)
         Offset Clause (between parties among all treaties part of Direct's PPA program)
         Delay, Omission or Error
         Inspection
         Severability (BRMA 72B)
         Arbitration (Nashville, Tennessee)
         Service of Suit
         Mode of Execution (attached)
         Insolvency
         Entire Agreement (Attached)
         No Third Party Rights (Attached)
         Guy Carpenter & Company, Inc. Intermediary Clause

WORDING:

         To be agreed.

GUY CARPENTER                              Page: 13 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

REGULATION 98:

         Premium and Loss payments made to Guy Carpenter & Company, Inc. shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

GUY CARPENTER                              Page: 14 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

EFFECTED WITH:

Reinsurer                              Reference #        FEIN #             NAIC #               Signed %
---------                              -----------        ------             ------               --------
TOTAL

This Cover Note confirms the terms and conditions of the reinsurance negotiated with the listed reinsurers on your behalf. In the event that any of these details do not meet with your approval, or the security of the participating reinsurers does not meet with your requirements, please notify this office immediately. If all is in order, please sign and return one copy of this Cover Note to confirm your approval and complete our files.

__________________________________________  ____________________________________
 Robert T. Bleckinger, Managing Director      Joel M. Napgezek, Vice President
      Guy Carpenter & Company, Inc.             Guy Carpenter & Company, Inc.

__________________________________________
                 Date

__________________________________________
          The Direct General Group

__________________________________________
                 Date

GUY CARPENTER                              Page: 15 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                                   EXCLUSIONS

This Contract shall not apply to and specifically excludes the following perils, risks and classes of business:

1. As regards interests which at time of Loss or damage are on shore, no liability shall attach hereto in respect of any Loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority. This War Exclusion Clause shall not, however, apply to interests which at time of Loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union, the District of Columbia, and including bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

2.       Business excluded by the following attached Nuclear Incident Exclusion
         Clauses:

         a. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance U.S.A.

         b.       Nuclear Incident Exclusion Clause - Liability - Reinsurance -
                  U.S.A.

3. Pools, Associations, Syndicates, and Guaranty Funds, except Losses from Assigned Risk Plans or similar plans are not excluded. It is further agreed that business ceded to the North Carolina Reinsurance Facility is excluded hereunder.

4. Reinsurance except for Agency and Intra Group Company Reinsurance, except Private Passenger Automobile business assumed under "fronting" facilities with State National Specialty Insurance Company and Old American County Mutual Insurance Company.

5.       Mortgage Impairment Insurance or other similar covers, however styled.

6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund (other than recoupment fees), insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

GUY CARPENTER                              Page: 16 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

7. Products Liability, Professional Malpractice Liability, Directors' & Officers' Liability, Securities and Exchange Commission Liability, Workers' Compensation and Employers' Liability.

8. Loss arising out of the ownership, maintenance or use of any vehicle, the principal use of which is:

         (a)      As a public or livery conveyance;

         (b)      Emergency vehicles;

         (c) Drive yourself motor vehicles available for leasing periods of less than six months;

         (d)      Automobiles used in speed contests and races.

         (e)      Motorcycles.

9.       Commercial Automobile Physical Damage and Liability business.

10. Accidental Death, Towing and Rental Reimbursement, and Life Insurance when written as such.

11. Coverages written in conjunction with Motor Club Memberships, Accident Hospital Indemnity, Vehicle Protection Plans or Travel Protection Plans.

12. Losses arising from seepage and pollution, provided however, that this exclusion will not apply, if and when a court invalidates the Company's pollution liability exclusion notwithstanding that such liability was intended to be excluded from coverage.

13.      Extra contractual obligations and excess policy limits awards.

14. Automobile Dealers Open Lot Coverage, Garage and Garagekeepers Legal Liability, and Vendors Single Interest Coverages.

GUY CARPENTER                              Page: 17 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

In the event the Company becomes bound on an excluded risk without its knowledge, either as a result of an existing insured extending its operations or through an inadvertent error by an agent, the exclusions hereunder, other than exclusions 1, 2, 4, 6, 12, and 14 shall be suspended with respect to such insured risk until 30 days after an underwriting supervisor of the Company acquires knowledge thereof and until the Company can legally cancel or terminate its coverage of such risk.

Business which is beyond the terms, conditions or limitations of this Contract may be submitted to the Reinsurers for special acceptance hereunder and such business, if accepted by the reinsurers, shall be subject to all of the terms, conditions and limitations of this contract except as modified by the special acceptance.

GUY CARPENTER                              Page: 18 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.

1. This Reinsurance does not cover any Loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this clause, this Reinsurance does not cover any Loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential Loss arising out of such Physical Damage) to:

         I. Nuclear reactor power plants including all auxiliary property on the site, or

         II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

         III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

         IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any Loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

         (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

GUY CARPENTER                              Page: 19 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any Loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.       Reassured to be sole judge of what constitutes:

         (a)      substantial quantities, and

         (b)      the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

         (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

         (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

GUY CARPENTER                              Page: 20 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

         12/12/57
         NMA 1119

         NOTES:              Wherever used herein the terms:

                             "Reassured"       shall be understood to mean
                                               "Company", "Reinsured",
                                               "Reassured" or whatever other
                                               term is used in the attached
                                               reinsurance document to designate
                                               the reinsured company or
                                               companies.

                             "Agreement"       shall be understood to mean
                                               "Agreement", "Contract", "Policy"
                                               or whatever other term is used to
                                               designate the attached
                                               reinsurance document.

                             "Reinsurers"      shall be understood to mean
                                               "Reinsurers", "Underwriters" or
                                               whatever other term is used in
                                               the attached reinsurance document
                                               to designate the reinsurer or
                                               reinsurers.

GUY CARPENTER                              Page: 21 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

         (1) This reinsurance does not cover any Loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

                  LIMITED EXCLUSION PROVISION.*

                  I. It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or
                                   destruction

                                   bodily injury or property damage

                           with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

                  II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

                  III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                           (a) become effective on or after 1st May, 1960, or

GUY CARPENTER                              Page: 22 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                           (b) become effective before that date and contain the Limited Exclusion Provision set out above;

                           provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

         (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

                           Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

                  shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

                  BROAD EXCLUSION PROVISION.*

                  It is agreed that the policy does not apply:

                  I.       Under any Liability Coverage, to

                           injury, sickness, disease, death or destruction

                           bodily injury or property damage

                           (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

GUY CARPENTER                              Page: 23 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                           (b) resulting from the hazardous properties of nuclear material and with respect to which
                                    (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

                  II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief

                                    first aid,

                           to expenses incurred with respect to

                                    bodily injury, sickness, disease or death

                                    bodily injury

                           resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

                  III.     Under any Liability Coverage, to

                                    injury, sickness, disease, death or
                                    destruction

                                    bodily injury or property damage

                           resulting from the hazardous properties of nuclear material, if

                           (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                           (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                           (c)      the

GUY CARPENTER                              Page: 24 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                                    injury, sickness, disease, death or
                                    destruction

                                    bodily injury or property damage

                           arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

                                    property damage to such nuclear facility and any property thereat.

                  IV.      As used in this endorsement:

                           "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "NUCLEAR FACILITY" means

                           (a)      any nuclear reactor,

                           (b)      any equipment or device designed or used for
                                    (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                           (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than

GUY CARPENTER                              Page: 25 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                                    25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                           (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

                           and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

                           With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "property damage" includes all forms of radioactive contamination of property.

                  V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

                           (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

                           (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

                           until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

         (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs
                  (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

GUY CARPENTER                              Page: 26 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

*NOTE. THE WORDS PRINTED IN ITALICS IN THE LIMITED EXCLUSION PROVISION AND IN THE BROAD EXCLUSION PROVISION SHALL APPLY ONLY IN RELATION TO ORIGINAL LIABILITY POLICIES WHICH INCLUDE A LIMITED EXCLUSION PROVISION OR A BROAD EXCLUSION PROVISION CONTAINING THOSE WORDS.

         NOTES:   Wherever used herein the terms:

                  "Reassured"       shall be understood to mean "Company",
                                    "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

                  "Agreement"       shall be understood to mean "Agreement",
                                    "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.

                  "Reinsurers"      shall be understood to mean "Reinsurers",
                                    "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

GUY CARPENTER                              Page: 27 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                                      TAXES

A. In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns, other than Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

B.       1.       Each Subscribing Reinsurer has agreed to allow, for the
                  purpose of paying the Federal Excise Tax, 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

         2. In the event of any return of premium becoming due hereunder, the Subscribing Reinsurer shall deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

GUY CARPENTER                              Page: 28 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                                ENTIRE AGREEMENT

This Contract sets forth all of the duties and obligations between the Company and the Reinsurer and supersedes any and all prior or contemporaneous or written agreements with respect to matters referred to in this Contract. The Contract may not be modified, amended or changed except by an agreement in writing signed by both parties.

GUY CARPENTER                              Page: 29 of 45
                                           File #: 8958-00-0017-00
                                           Effective Date: January 1, 2004
                                           Issue Date:

                              NO THIRD PARTY RIGHTS

This Contract is solely between the Company and the Reinsurer, and in no instance shall any insured, claimant or other third party have any rights under this Contract except as may be expressly provided otherwise herein.

                                          Security Fund Language

                           REINSURANCE TRUST AGREEMENT

Trust Agreement, dated as of the ___ day of __________________ ("Effective Date") by and among ___________ Reinsurance Company, a corporation organized under the laws of the State of ____________ (the "Grantor"), Direct Insurance Company, an insurance company organized under the laws of the State of Tennessee, for itself as a Beneficiary and as Agent on behalf of its affiliates, Direct General Insurance Company, an insurance company organized under the laws of the State of South Carolina, Direct General Insurance Company of Louisiana, an insurance company organized under the laws of the State of Louisiana, and Direct General Insurance Company of Mississippi, an insurance company organized under the laws of the State of Mississippi, together with any successor thereof by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator (collectively the "Beneficiaries") and _________________Bank as trustee ("Trustee"). (The Grantor, the Beneficiaries and the Trustee are hereinafter each sometimes referred to individually as a "Party" and collectively as the "Parties").

                                   WITNESSETH:

         WHEREAS, the Beneficiaries desire that Grantor create a trust account for the sole and exclusive benefit of the Beneficiaries for the purpose of providing collateral to secure payments for the Grantor's Obligations (as hereinafter defined) under the past, current or future terms of reinsurance agreements specified in Exhibit A hereto, between Grantor and Beneficiaries (collectively, and as the same may be supplemented or amended from time to time, the "Reinsurance Agreements"). Terms used, but not defined herein, shall have the meanings ascribed thereto in the Reinsurance Agreements;

         WHEREAS, Direct Insurance Company has been appointed by the Beneficiaries to act as Agent on behalf of all the Beneficiaries (referred to hereafter as "Agent" or "Beneficiaries' Agent");

         WHEREAS, the Grantor desires to transfer to the Trustee for deposit to a trust account (the "Trust Account") assets in order to secure payments under or in connection with the Reinsurance Agreements;

         WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiaries; and

         WHEREAS, this Agreement is made for the sole use and benefit of the Beneficiaries and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;

         NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

                                                     Security Fund Language

1.       DEPOSIT OF ASSETS TO THE TRUST ACCOUNT.

                  (a) The Grantor shall establish the Trust Account and the Trustee shall administer the Trust Account in its name as Trustee for the Beneficiaries. The Trust Account shall be subject to withdrawal by the Beneficiaries solely as provided herein. The Trustee shall provide a statement to the Grantor and the Beneficiaries' Agent of all Assets deposited upon inception of the Trust Account.

                  (b) The Grantor shall transfer to the Trustee, for deposit to the Trust Account, the assets listed in Exhibit B hereto, and may transfer to the Trustee, for deposit to the Trust Account, such other assets as it may from time to time desire (all such assets actually received in the Trust Account are herein referred to individually as an "Asset" and collectively as the "Assets").

                  (c) The Beneficiaries' Agent will periodically review the Obligations (as hereinafter defined), beginning in the first quarter after formation of the Trust Account, and within 45 days after the end of each calendar quarter thereafter , to determine the adequacy of the Trust Account. At the Grantor's request the Beneficiaries' Agent will co-operate with the Grantor or Grantor's designated actuarial consultant in the conduct of such reviews. If as a result of any such periodic review, the Beneficiaries' Agent determines that the Market Value of the Trust Account is less than the Obligations (as hereinafter defined) and the Beneficiaries' Agent requests an increase in the Market Value of the Trust Account in writing, the Grantor agrees to provide the increase within thirty (30) days of the date of the request. If the Beneficiaries' Agent finds that the Market Value (as hereinafter defined) of the Trust Account is in excess of the Obligations, the Beneficiaries' Agent will instruct the Trustee in writing to return such surplus to the Grantor upon a written request as specified in Section 3 - Application of Assets. The periodic calculation of the Obligations and any adjustment thereto shall be communicated by the Beneficiaries' Agent to the Grantor and be subject to the agreement of the Grantor. In the event Grantor disputes the periodic calculation, Grantor and the Beneficiaries' Agent shall have thirty (30) days to negotiate a compromise valuation. If no compromise is reached within thirty (30) days, the calculation shall be presented to the Reinsurance Intermediary (as defined in the Reinsurance Agreement) for the Reinsurance Agreements and their determination of the calculation of Obligations shall apply, subject to the result of the next periodic calculation.

                  (d) The Assets shall consist only of cash (United States legal tender) and Eligible Securities (as hereinafter defined). In addition, amounts in the Income Account, as defined in Section 5 below, shall become Assets as provided in Section 5. Assets necessary for the fulfillment of Grantor's Obligations (as hereinafter defined) held in the Trust Account, pursuant to this Agreement, shall constitute a secured claim and shall not be subject to any claims of any other creditors of Grantor.

                  (e) The Grantor hereby represents and warrants (i) that any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any person in accordance with the terms of this Agreement

                                                     Security Fund Language

                  (f) The Trustee shall have no responsibility to determine whether the Assets in the Trust Account are sufficient to secure the Grantor's liabilities under the Reinsurance Agreements.

2.       WITHDRAWAL OF ASSETS FROM THE TRUST ACCOUNT.

                  (a) Upon notice in accordance with Section 18-Notices, the Beneficiaries shall have the right, at any time and from time to time, to withdraw from the Trust Account (the "Withdrawal Notice"), such Assets as are specified in such Withdrawal Notice. The Withdrawal Notice shall be delivered to the Trustee and shall state the name of the individual Beneficiary on whose behalf the withdrawal is requested, the amount of Obligations owed to such individual Beneficiary by the Grantor and that the withdrawal is made in satisfaction of such Obligations. Under no circumstances shall any Beneficiary, nor shall the Beneficiaries' Agent acting on behalf of any Beneficiary, withdraw any amounts from the Trust Account in excess of the aggregate amount of the Obligations owed by the Grantor to such Beneficiary at the time of withdrawal. The Withdrawal Notice may designate a third party (the "Designee") to whom Assets specified therein shall be delivered and may condition delivery of such Assets to such Designee upon receipt and deposit to the Trust Account of other Assets specified in such Withdrawal Notice. The Beneficiaries' Agent need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets; nor is said right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications not contained in this Agreement.

                  (b) Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer the Assets specified in such Withdrawal Notice and shall deliver such assets to or for the account of the individual Beneficiary or such Designee as specified in such Withdrawal Notice. The individual Beneficiary shall confirm delivery of such assets by signing a receipt, which shall be delivered to Grantor.

                  (c)      Subject to paragraph (a) of this Section 2 and to
Section 4 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account. In the event the Trustee receives Withdrawal Notices from both the Beneficiaries' Agent and an individual Beneficiary regarding the same transaction on behalf of the individual Beneficiary, the Trustee shall follow the instructions in the Withdrawal Notice from the individual Beneficiary, and disregard the Withdrawal Notice from the Beneficiaries' Agent.

                  (d) The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to this
Section 2 will be used and applied in the manner contemplated by Section 3 of this Agreement.

3.       APPLICATION OF ASSETS.

The Beneficiaries hereby covenant to the Grantor that they shall use and apply any withdrawn Assets, without diminution because of the insolvency of an individual Beneficiary or the Grantor, for the following purposes only:

                                                     Security Fund Language

                  (i) to pay or reimburse the Beneficiary for the Grantor's share under the Reinsurance Agreements regarding any losses and allocated loss expenses paid by the Beneficiary but not recovered from the Grantor, for unearned premiums due to the Beneficiary, or for adjustments to the provisional ceding commission, as this term is defined in the Reinsurance Agreement, if not otherwise paid by the Grantor in accordance with the terms of the Reinsurance Agreements;

                  (ii) to make payment to the Grantor of any amounts held in the Trust Account that exceed 100% of the Obligations (as hereinafter defined) upon written instructions by the Beneficiaries' Agent to the Trustee, and

                  (iii) if the Beneficiaries have not received a Rating Notice (as hereinafter defined) pursuant to Section 11 hereof, and have received a Termination Notice (as hereinafter defined) pursuant to Section 11 of this Agreement and where the Grantor's entire Obligations (as hereinafter defined) remain unliquidated and undischarged ten days prior to the Termination Date (as hereinafter defined), to withdraw amounts equal to such Obligations (as hereinafter defined) and deposit such amounts in a separate account, in the name of the individual Beneficiary, in a United States bank or trust company that is
(a) subject to regulation, supervision and examination by the Federal Reserve System, (b) acceptable to the Grantor, and (c) not a parent, subsidiary or affiliate of the Grantor or any Beneficiary, apart from its other assets, in trust for the uses and purposes specified in subparagraphs (i) and (ii) of this Section as may remain executory after such withdrawal and for any period after such Termination Date. For the purposes of this subparagraph (iii), the phrase "the Trust Account" in subparagraph (ii) of this Section shall be deemed to read "the separate account" established pursuant to this subparagraph (iii).

                  (iv) where the Beneficiaries have received a Termination Notice pursuant to Section 11 of this Agreement and where all of the Grantor's Obligations have been liquidated or discharged ten (10) days prior to the Termination Date, to make payment to the Grantor of any amounts held in the Trust Account.

4.       REDEMPTION, INVESTMENT AND SUBSTITUTION OF ASSETS.

                  (a) The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption without the consent of the Beneficiaries' Agent, provided the Trustee gives written notice to the Beneficiaries' Agent and the Grantor in accordance with Section 18 - Notices and immediately deposits the proceeds of any such payment into the Trust Account.

                  (b) From time to time, at the written order and direction of the Grantor and with the prior written approval of the Beneficiaries' Agent, which approval the Beneficiaries' Agent shall not unreasonably withhold or deny, the Trustee shall invest and reinvest Assets in the Trust Account in Eligible Securities. Trustee shall reinvest all Cash in the Trust Account in Eligible Securities as soon as practicable.

                  (c) The Grantor shall have the right to appoint an investment manager, pursuant to a separate investment management agreement, to manage investment of Assets in the Trust Account.

                                                     Security Fund Language

                  (d) All investments and substitutions of securities referred to in paragraph (b) of this Section 4 shall be in compliance with the relevant provisions of the Tennessee Insurance Law, as set forth in the definition of "Eligible Securities" in Section 12 of this Agreement. The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an "Investment Order." The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any loss suffered by the Beneficiaries' Agent, any individual Beneficiary, or the Grantor due to the insolvency of any agent or broker, unless the Trustee negligently, willfully or with a lack of good faith chooses such agent or broker.

                  (e) Any loss incurred from any investment pursuant to the terms of this Section 4 shall be borne exclusively by the Trust Account. The Trustee shall have no liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Trustee instructions to invest or reinvest the Trust Account, provided the Trustee has not acted negligently, with willful misconduct or a lack of good faith.

                  (f) In the event that any security held in the Trust Account shall cease to be an Eligible Security due to a decline in the rating of the security, the Grantor shall take all necessary action to substitute cash and/or a security that is an Eligible Security for such down-graded security, provided that the Market Value of any such substituted security plus the cash being substituted shall at least equal the Market Value of the security for which the substitution is being made.

5.       INCOME ACCOUNT.

                  All payments of interest, dividends and other income in respect to Assets in the Trust Account shall be posted and credited by the Trustee, subject to deduction of the Trustee's compensation and expenses as provided in Section 8 of this Agreement, in the separate income column of the custody ledger (the "Income Account") within the Trust Account established and maintained by the Grantor at an office of the Trustee in __________. Any interest, dividend or other income automatically posted and credited on the payment date to the Income Account, which is subsequently received by the Trustee, shall be added to the Assets of the Trust Account. Any interest, dividend or other income automatically posted and credited on the payment date to the Income Account, which is not subsequently received by the Trustee, shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose. Any amounts contained in the Income Account are part of the Assets, and as such, are subject to the terms and conditions of this Agreement with respect to the Assets.

6.       RIGHT TO VOTE ASSETS.

                  The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Grantor. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account. The Trustee and the Beneficiaries' Agent shall have no voting rights with respect to Assets in the Trust Account.

                                                     Security Fund Language

7.       ADDITIONAL RIGHTS AND DUTIES OF THE TRUSTEE.

                  (a) The Trustee shall notify the Grantor and the Beneficiaries' Agent in writing within ten days following each deposit to, or withdrawal from, the Trust Account.

                  (b) Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiaries whenever necessary may, or the Trustee upon direction by the Beneficiaries' Agent will, negotiate such Asset without consent or signature from the Grantor or any person or entity other than the Trustee in accordance with the terms of this Agreement.

                  (c) The Trustee may deposit any Assets in the Trust Account in a book-entry account maintained at the Federal Reserve Bank or in depositories such as the Depository Trust Company. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

                  (d) The Trustee shall accept and open all mail directed to the Grantor or the Beneficiaries in care of the Trustee. However, such mail shall be forwarded to the Grantor and the Beneficiaries' Agent as soon as practicable.

                  (e) The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account upon the inception of the Trust Account and at the end of each calendar quarter thereafter.

                  (f) Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

                  (g) Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor and the Beneficiary respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from an attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or
(ii) from any officer of the Grantor or the Beneficiary.

                  (h) The duties and Obligations (as hereinafter defined) of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall only be liable for its own negligence, willful misconduct or lack of good faith.

                                                     Security Fund Language

                  (i) No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

                  (j) The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

                  (k) The Trustee may confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization from the other Parties hereunder or any action taken or suffered by it under this Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel.

8.       THE TRUSTEE'S COMPENSATION, EXPENSES AND INDEMNIFICATION.

                  (a) The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Agreement (including attorney's fees and expenses), except any such expense or disbursement as may arise from the Trustee's negligence, willful misconduct, or lack of good faith. In the event that the Grantor shall fail to pay the Trustee's compensation and/or expenses within thirty (30) days of the receipt of an invoice thereon, the Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Account prior to the deposit thereof to the Income Account as provided in Section 5 of this Agreement; and the Trustee shall provide prompt notice of such deduction to the Grantor and the Beneficiaries' Agent. The Grantor and Beneficiaries hereby indemnify the Trustee jointly but not severally for, and hold it harmless against, any loss, liability, costs or expenses (including attorney's fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets. The Beneficiaries will not indemnify the Trustee for any losses arising from the negligence, willful misconduct or lack of good faith of the Grantor arising in connection with the performance of its obligations under this Agreement. The Grantor will not indemnify the Trustee for any losses arising from the negligence, willful misconduct or lack of good faith of the Beneficiaries' Agent or the Beneficiaries arising in connection with the performance of its or their respective obligations under this Agreement. The Grantor and Beneficiaries hereby acknowledge that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Agreement and

                                                     Security Fund Language

hereby grant the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

                  (b) No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

9.       TINs.

                  The Grantor and the Beneficiary each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. Upon execution of this Agreement, the Grantor shall provide the Trustee with a fully executed W-8 or W-9 Internal Revenue Service form, which shall include the Grantor's Tax Identification Number (TIN), as assigned by the Internal Revenue Service. All interest or other income earned under this Agreement shall be allocated and/or paid pursuant to the terms of this Agreement and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Trustee shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the event that any earnings remain undistributed at the end of any calendar year, Trustee shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Grantor. In addition, Trustee shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10.      RESIGNATION OR REMOVAL OF THE TRUSTEE.

                  (a) The Trustee may resign at any time by giving not less than forty five (45) days written notice thereof to the Beneficiaries' Agent and to the Grantor, such resignation to become effective on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account in accordance with paragraph (b) of this Section 10.

                  (b) Upon receipt of the Trustee's notice of resignation, the Grantor and the Beneficiaries' Agent shall appoint a successor trustee. Any successor trustee shall be a bank that is a member of the Federal Reserve System and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or any individual Beneficiary. Upon the acceptance of the appointment as trustee hereunder by a successor trustee, payment of all fees due the Trustee and the transfer to such successor trustee of all Assets in the Trust Account, the resignation of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for the Trustee.

11.      TERMINATION OF THE TRUST ACCOUNT.

                  (a) The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) written notice from the Grantor to the Beneficiaries' Agent and the Trustee of the Grantor's intention to terminate the Trust Account based upon Grantor having a

                                                     Security Fund Language

rating from A.M. Best of "A-" or higher (the "Rating Notice"); (ii) the Grantor or the Beneficiaries' Agent has given the Trustee written notice of its intention to terminate the Trust Account (the "Notice of Intention"), and (iii) the Trustee has given the Grantor and the Beneficiaries' Agent the written notice specified in paragraph (b) of this Section 11. The Rating Notice and the Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the "Proposed Date").

                  (b) Within ten (10) Business Days following receipt by the Trustee of a Rating Notice or a Notice of Intention, the Trustee shall give written notification (the "Termination Notice") to the Beneficiaries' Agent and the Grantor of the date (the "Termination Date") on which the Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date (or if not a Business Day, the next Business Day thereafter) if the Proposed Date is at least thirty (30) days but no more than forty five (45) days subsequent to the date the Termination Notice is given; (b) thirty (30) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter) if the Proposed Date is fewer than thirty (30) days subsequent to the date the Termination Notice is given; or (c) forty five (45) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter) if the Proposed Date is more than forty five (45) days subsequent to the date the Termination Notice is given.

                  (c) On the Termination Date, upon receipt of written approval of the Beneficiaries' Agent, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

12.      DEFINITIONS.

                  Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):

                  The term "Affiliate" with respect to any corporation shall mean a corporation which directly, or indirectly through one of more intermediaries, controls or is controlled by, or is under common control with, such corporation. The term "control" (including the related terms "controlled by" and "under common control with") shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock of a corporation.

                  The term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Trustee located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed.

                  The term "Eligible Securities" shall mean and include certificates of deposit issued by a United States bank and payable in United States legal tender and securities representing investments of the types specified in subsections (1), (2), and (7) of Section 56-3-402 of the Tennessee Insurance Law; provided, however, that no such securities shall have been issued by a Parent, a Subsidiary or an Affiliate of either the Grantor or the Beneficiaries.

                                                     Security Fund Language

                  The term "Market Value" shall mean, as of the time any determination thereof is made, (i) with respect to Cash, the dollar amount thereof, and (ii) with respect to all other non-Cash Eligible Securities, the prices of such non-Cash Eligible Securities furnished by a nationally recognized securities valuation service (the "Valuation Service") employed by the Trustee for such valuation. Assets for which the Valuation Service may provide prices but which are not Eligible Securities at the time of such determination shall be deemed to have no Market Value.

                  The term "Obligations" (as such term is defined in the Reinsurance Agreement) shall mean, with respect to the Reinsurance Agreements, aggregate ceded premiums remitted to the Grantor; less (a) aggregate losses and allocated loss expenses paid (net of subrogation, salvage and other recoveries on losses) to the Beneficiaries by the Grantor, (b) aggregate ceding commissions paid to the Beneficiaries by the Grantor, and (c) the Grantor's projected margin under the Reinsurance Agreements.

                  The term "person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

                  The term "Parent" shall mean an institution that, directly or indirectly, controls another institution.

                  The term "Subsidiary" shall mean an institution controlled, directly or indirectly, by another institution.

13.      GOVERNING LAW.

                  This Agreement shall be subject to and governed by the laws of the State of Tennessee. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement.

14.      SUCCESSORS AND ASSIGNS.

                  No Party may assign this Agreement or any of its obligations hereunder, without the prior, written consent of the other Parties; provided, however, that this Agreement shall inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity and provided further that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Trustee's corporate trust line of business may be transferred, shall be the Trustee under this Agreement without further act.

                                                     Security Fund Language

15.      SEVERABILITY.

                  In the event that any provision of the Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

16.      ENTIRE AGREEMENT.

                  This Agreement constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

17.      AMENDMENTS.

                  This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by all of the Parties.

18.      NOTICES.

                  Unless otherwise provided in this Agreement, all communications hereunder shall be in writing and shall be deemed to be duly given and received:

                  (i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile; prepaid telex, telegraph, telecopier or electronic media;

                  (ii) on the next Business Day if sent by overnight courier; or

                  (iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, and when addressed as follows:

  If to the Grantor:

         _______ Reinsurance Company
         (Address)
         Attention: ___________________
         T:  ______________
         F:  ______________

    If to Beneficiaries:
         c/o Direct Insurance Company, Beneficiaries' Agent
         1281 Murfreesboro Road
         Nashville, Tennessee 37217
         Attention: V.P. - Finance & Treasurer

                                                     Security Fund Language

    If to Trustee:
         _________________Bank
         (Address)
         Attention:  ___________________
         T:  _____________
         F:  _____________

         Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. Notwithstanding the above, in the case of communications delivered to the Trustee pursuant to (ii) and (iii) of this Section 18, such communications shall be deemed to have been given on the date received by the Trustee. In the event that the Trustee, in its sole discretion, shall determine that an emergency exists, the Trustee may use such other means of communication as the Trustee deems appropriate.

19.      COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original, but such counterparts together shall constitute one and the same Agreement.

20.      SECURITY PROCEDURES.

                  In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Trustee is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on
Schedule 2 hereto, and the Trustee may rely upon the confirmation in writing of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Trustee. The Trustee and the Beneficiaries' bank(s), in any funds transfer, may rely solely upon any account numbers or similar identifying numbers provided by the Grantor or the Beneficiaries in writing to identify (i) the individual Beneficiary, (ii) the individual Beneficiary's bank, or (iii) an intermediary bank.

21.      FORCE MAJEURE.

In the event that any Party to this Agreement is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, such Party shall not be liable for damages to the other Parties for any unforeseeable damages resulting from such failure to perform or otherwise from such causes. Performance under this Agreement shall resume when the affected Party is able to perform substantially that Party's duties.

                                                     Security Fund Language

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                  as Grantor:

                           _____________________________REINSURANCE COMPANY


                           By:______________________________________________
                              Title:

                  as Beneficiary, and Agent for all Beneficiaries:

                           DIRECT INSURANCE COMPANY

                           By:______________________________________________
                              Title:

                  as Beneficiaries:

                           DIRECT GENERAL INSURANCE COMPANY

                           By:______________________________________________
                              Title:

                           DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                           By:______________________________________________
                              Title:

                           DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

                           By:______________________________________________
                              Title:

                  as Trustee:

                           _____________________________BANK

                           By:______________________________________________
                              Title:

                                                     Security Fund Language

                                   SCHEDULE 1

                     Taxpayer Identification Number ("TIN")

Grantor: ______________

Beneficiary:
     Direct Insurance Company:                        62-1461730
     Direct General Insurance Company:                62-1695059
     Direct General Insurance Company of Louisiana: 72-1103648 Direct General Insurance Company of Mississippi: 62-1715487

                                                     Security Fund Language

                                   SCHEDULE 2

                     TELEPHONE NUMBER(S) FOR CALL-BACKS AND
           PERSON(S) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS

If to Grantor:

                  Name                                    Telephone Number

     1.

     2.

     3.

If to Beneficiary:

    1.

    2.

    3.

Telephone call-backs shall be made to each Grantor and Beneficiary if joint instructions are required pursuant to the Agreement.

                                                     Security Fund Language

                                    EXHIBIT A

                              REINSURANCE CONTRACTS

                                              EFFECTIVE               EXPIRATION
  REF #             CONTRACT TITLE              DATE                     DATE
  -----             --------------              ----                     ----

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                    EXHIBIT B

                 List of Assets Deposited to the Trust Account:

         Cusip:

                  Par Value:

                  Description:

                          2004 Quota Share Reinsurers

                        Dorinco Reinsurance Company (Dom)
       National Union Fire Insurance Company of Pittsburgh (Dom-o/b/o AIG)
                   Swiss Reinsurance America Corporation (Dom)
                                 AXA Re (Paris)

GUY CARPENTER                                    Page :          14 of 45
                                                 File #:         8958-00-0017-00
                                                 Effective Date: January 1, 2004

ACCEPTED:
  30%                  REFERENCE # TA 33587-04

REINSURER:             DORINCO REINSURANCE COMPANY

FEIN #:                38-2145898

NAIC #:                33499

AUTHORIZED SIGNATURE:  /s/ DAVID E. CHAMBERLAIN

DATE:                  3/1/2004

GUY CARPENTER                                    Page :          14 of 45
                                                 File #:         8958-00-0017-00
                                                 Effective Date: January 1, 2004

ACCEPTED:
  30%                  REFERENCE # __________________

REINSURER:             NATIONAL UNION FIRE INSURANCE COMPANY OF PITTS BURGH, Pa.

FEIN #:                ________________________________________________

NAIC #:                ________________________________________________

AUTHORIZED SIGNATURE:  /s/ Robert J. Lords ATTORNEY-IN-FACT

DATE:                  March 1, 2004

GUY CARPENTER                                    Page            14 of 45
                                                 File #:         8958-00-0017-00
                                                 Effective Date: January 1, 2004

ACCEPTED:
   30%                 Reference # TM0000770A
                       SWISS REINSURANCE AMERICA CORPORATION
                       By: Swiss Re Underwriters Agency Inc.,
                           Its authorized agent

Reinsurer:             By: KENNETH J. HAMMELL

FEIN.#                 13-1675535

NAIC #:                25364

Authorized Signature:  /s/ KENNETH J. HAMMELL

Date:                  3/2/04

GUY CARPENTER                                    Page:           14 of 45
                                                 File #:         8958-00-0017-00
                                                 Effective Date: January 1, 2004

ACCEPTED:

10,00%                 REFERENCE # 220314/2004

REINSURER:             NOTWITHSTANDING ANY CONTRARY TERM
                       OR CONDITION, ALL TERMS WORDINGS,
                       SPECIAL AGREEMENTS AND AMENDMENTS
                         TO BE AGREED BY AXA RE

FEIN.#                 [ILLEGIBLE]

NAIC #:                [ILLEGIBLE]

AUTHORIZED SIGNATURE:  /s/ CHRISTOPHER RENIA

DATE:                  [ILLEGIBLE] 1, 2004